Note 13. Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

13. SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through the filing date of these financial statements and has determined there have been the following material subsequent event requiring disclosure.

In January 2013, the Company obtained loans totalling $366,000 from private lenders. The loans are unsecured, interest-bearing at 12% per annum, and mature one year from the date of issue.

On February 5, 2013, the Company finalized a share exchange agreement with Simplepons, Inc., a Delaware, USA Corporation whereby the Simplepons, Inc. issued 1,702,235,971 exchangeable shares for 100% of the common stock of the Company. The exchangeable shares are exchangeable at the option of the holder, each into one share of common stock of the Simplepons, Inc. In addition Simplepons, Inc issued one Series B Preferred share. Among other things, the share of the Series B Preferred has voting rights equal to the number of Exchangeable Shares that are issued and outstanding as of the record date, except for any Exchangeable Shares owned by any subsidiary of Simplepons, Inc.

As a result of the Share Exchange, the Company is now a wholly-owned subsidiary of Simplepons, Inc. This transaction will be accounted for as reverse merger.

On March 27, 2013 the Company collected an account receivable of $125,948, which secures the promissory note of $77,895 mentioned in note 7 (a). At that time, the Company failed to make payment on the note, however the note was recollateralized on May 28, 2013 with the account receivable of a new client order totalling $1,047,823.